GOODWILL, SOFTWARE AND OTHER INTANGIBLES	12 Months Ended
Dec. 31, 2011
Goodwill Software And Other Intagibles [Abstract]
GOODWILL, SOFTWARE AND OTHER INTANGIBLES
NOTE 14: GOODWILL, SOFTWARE AND OTHER INTANGIBLES
The following presents the allocation of goodwill by segment for December 31:

	2010
	Opening	Additions and foreign exchange differences	Impairment/	Closing
	2010		write-offs	2010
	(EUR in thousands)
Global Markets and Asset Management	7,956	-		7,956
International	476,221	(6,274)	(6,320)	463,627
Turkish Operations	2,600,143	107,303	-	2,707,446
Insurance	239,297	-	-	239,297
Other	82,630	(1,878)	-	80,752
Total	3,406,247	99,151	(6,320)	3,499,078

The change in International relates to net additions in other private equity business activities of the Group as well as to negative foreign exchange differences amounting to EUR 6.1 million and EUR 18.6 million respectively. The increase in Turkish Operations is due to the positive foreign exchange differences amounting to EUR 107.1 million. The Group recognized EUR 6.3 million impairment losses for goodwill relating to private equity investments.

	2011
	Opening	Additions and foreign exchange differences	Impairment/	Closing
	2011		write-offs	2011
	(EUR in thousands)
Global Markets and Asset Management	7,956	-	(7,956)	-
International	463,627	24,216	(125,148)	362,695
Turkish Operations	2,707,446	(414,015)	-	2,293,431
Insurance	239,297	-	(236,727)	2,570
Other	80,752	-	(48,584)	32,168
Total	3,499,078	(389,799)	(418,415)	2,690,864

The change in International relates to additions in other private equity business activities of the Group as well as to positive foreign exchange differences amounting to EUR 20.6 million and EUR 3.6 million respectively and to impairment of EUR 125.1 million mainly relating to Vojvodjanska Banka, Banca Romaneasca and NBG Leasing IFN. The decrease in Turkish Operations is due to the foreign exchange differences amounting to EUR 414.0 million. Finally the change in insurance relates to impairment of the total amount of goodwill relating to Ethniki Hellenic General Insurance S.A. (“EH”) of EUR 236.7 million due to the continuing adverse developments in the Greek economy and the profound effect of the PSI on the subsidiary's equity. Finally, the Group wrote-off EUR 56.5 million of goodwill relating to certain other domestic operations.

The reporting units utilized for goodwill impairment tests are the business segments or one level below the business segments, based on the level at which discrete financial information is available and management regularly reviews the operating results of that unit. The reporting units where significant goodwill is allocated are the Turkish banking operations and the Serbian operations within the International banking segment. The goodwill relates to the acquisitions of Finansbank and Vojvodjanska Banka, respectively.

Goodwill is tested for impairment annually, at December 31. In 2011, in step 1 of the goodwill impairment test the fair value of the above reporting units was estimated using the income approach and in particular the Dividend Discount Model (“DDM”) because (a) the reporting units consist of subsidiaries of the Group, and therefore their operations are directed by the Group, (b) the DDM incorporates the earnings variability associated with the restructuring of these subsidiaries operations following their acquisition, and (c) the DDM incorporates management's views of the near and medium term as well as detailed views of current and near future market conditions and strategy.

The DDM is based on management's forecasts, long-term growth rates based on the respective country GDP rates adjusted for inflation and discount rates based on observable market long term government bond yields and average industry betas.

The result of the DDM is cross-checked with other valuation methods, such as book value and earnings market multiples. These multiples corroborate the result or the DDM.

Underlying assumptions to the valuation models are that the entities comprising these reporting units will remain subsidiaries of the Group, that the general macroeconomic and political conditions in the respective markets will remain stable, that economic activity will continue to grow in the medium term and that the reporting units will continue to be able to fund their operations. If any of these conditions changes in the future, it may reduce the value of the reporting units and cause an impairment charge with respect to the goodwill.

The methodology applied has not changed since the previous assessment; however, the estimated cash flows were updated to reflect the current management estimates and market conditions.

Based on the results of step 1 of the impairment test, we determined that the fair value of Turkish banking operations, based on a 6.8% (2010: 5.8%) terminal growth rate and 18.1% (2010: 17.7%) pretax discount rate, exceeded the carrying amount by EUR 0.1 billion (2010: EUR 0.6 billion). A 1% increase in the discount rate or a 1% decrease in the terminal growth rate would decrease the fair value by approximately EUR 0.3 billion (2010: EUR 0.4 billion) and EUR 0.2 billion (2010: EUR 0.3 billion) respectively. In addition, a 5% decrease in the forecast amounts available for dividends would decrease the fair value by approximately EUR 0.2 billion (2010: EUR 0.2 billion).

The fair value of Serbian operations, based on a 8.0% (2010: 8.0%) terminal growth rate and 13.5% (2010: 13.7%) pre tax discount rate, was less than the carrying amount by EUR 80.8 million (2010: greater by EUR 169.2 million). A 1% increase in the discount rate or a 1% decrease in the terminal growth rate would decrease the fair value by EUR 57.1 million (2010: EUR 95.1 million) and EUR 47.4 million (2010: EUR 77.8 million) respectively. In addition, a 5% decrease in the forecast pre-tax earnings would decrease the fair value by EUR 16.8 million (2010: EUR 29.7 million). Based on the results of step 1 of the impairment test for Serbian operations, we performed step 2 of the impairment test and concluded to recognize an impairment charge of EUR 100.0 million. Since the DDM is based on management's forecasts that are unobservable inputs, the measurement of the goodwill impairment charge relating Serbian operations is classified as a Level 3 fair value measurement.

The gross carrying amount and accumulated amortization relating to software and other intangibles at December 31 are presented below:

	2010			2011
	Software	Other	Total	Software	Other	Total
		intangibles			intangibles
	(EUR in thousands)
Gross carrying amount	504,164	393,186	897,350	543,019	367,523	910,542
Accumulated amortization	(298,092)	(139,367)	(437,459)	(343,368)	(168,182)	(511,550)
Net book value	206,072	253,819	459,891	199,651	199,341	398,992

As at December 31, 2011, other intangibles include intangibles identified upon the acquisition of acquired entities and consist of core deposits of EUR 12,060 thousand (2010: EUR 18,990 thousand), customer relationships of EUR 37,049 thousand (2010: EUR 59,917 thousand), software of EUR 7,052 thousand (2010: EUR 9,264 thousand), all of which have finite lives and trade names of EUR 127,061 thousand (2010: EUR 148,185 thousand) and mutual funds contracts of EUR 2,191 thousand (2010: EUR 2,587 thousand) which have indefinite lives. The estimated useful lives of core deposits and customer relationships are 6-11 years and software 11-14 years.

Amortization expense on software and other intangibles amounted to EUR 65,260 thousand, EUR 79,906 thousand and EUR 98,930 thousand in 2009, 2010 and 2011 respectively. The Group estimates that aggregate amortization expense for the five succeeding fiscal years will be EUR 81,214 thousand, EUR 60,375 thousand, EUR 35,429 thousand, EUR 23,660 thousand and EUR 16,276 thousand for years 2012 through 2016 respectively.